                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) NOVEMBER 15, 2001


                      WASHINGTON GROUP INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


         1-12054                                            35-0565601
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(Commission File Number)                       (IRS Employer Identification No.)


   720 PARK BOULEVARD, BOISE, IDAHO                                      83729
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code    208-386-5000



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

A.   MONTHLY OPERATING REPORT FOR MONTH ENDED SEPTEMBER 28, 2001

     On November 15, 2001, Washington Group International, Inc. filed with the United States Bankruptcy Court for the District of Nevada a monthly operating report for the month ended September 28, 2001. The report includes certain financial information with respect to Washington Group and those direct and indirect subsidiaries that commenced proceedings to reorganize under chapter 11 of the United States Bankruptcy Code on May 14, 2001 (collectively, the "Debtors"). A list of the Debtors is included as an exhibit to Washington Group's current report on Form 8-K dated May 29, 2001. The monthly operating report includes financial information only with respect to the Debtors. Accordingly, it does not contain financial information with respect to those subsidiaries and affiliates of Washington Group that are not Debtors and, therefore, were excluded from the May 14, 2001 bankruptcy filing. The non-Debtor entities are the Westinghouse Government Services Companies and related entities, partially owned limited liability companies and joint ventures, and foreign subsidiaries and affiliates. The monthly operating report is available at Washington Group's website at HTTP://WWW.WGINT.COM and the Bankruptcy Court's website, which can be accessed through a hyperlink located at Washington Group's website. No information from Washington Group's website or the Bankruptcy Court's website is incorporated into, or is a part of, this current report.

B.   EXECUTIVE OFFICER CHANGES

     Effective November 15, 2001, the Company named Charles R. Oliver as Chief Operating Officer of the Company following the retirement of Vincent L. Kontny. Also Stephen M. Johnson was elected Senior Executive Vice President and Chief Business Development Officer, Ambrose L. Schwallie was appointed as President of the Washington Defenese operating unit and Ralph R. DiSibio was elected Executive Vice President of the Company and President of the Washington Energy operating unit. The Company announced the new officer appointments, as well as certain organizational changes, on November 16, 2001 in a press release filed as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by this reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WASHINGTON GROUP INTERNATIONAL, INC.


November 21, 2001                       By: /s/ Craig G. Taylor
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                                            Craig G. Taylor
                                            Secretary

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